AMENDMENT TO SERVICE AGREEMENT

This Amendment to Service Agreement (the “Amendment”), dated and effective July 8, 2020, is by and between State Street Bank and Trust Company, a Massachusetts trust company (“State Street”), and each management investment company identified on Schedule A (each, a “Trust”).

WHEREAS, State Street and each Trust entered into a Service Agreement dated and effective as of May 31, 2018 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, State Street and the undersigned Trust desire to amend the Agreement as more particularly set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.	Amendment.

(a)

The UBS Funds has established two new series of shares to be known as UBS US QUALITY GROWTH AT REASONABLE PRICE FUND and UBS US DIVIDEND RULER FUND; the UBS Series Funds has established four new series of shares to be known as UBS SELECT ESG PRIME INSTITUTIONAL FUND, UBS SELECT ESG PRIME INVESTOR FUND, UBS SELECT ESG PRIME PREFERRED FUND and LIMITED PURPOSE CASH INVESTMENT FUND; the Master Trust has established one new series of shares to be known as ESG PRIME MASTER FUND, (the “New Funds”).

(b)

In accordance with Section 1, of the Agreement, the undersigned Trust hereby requests that State Street act as service provider for each of the New Funds under the terms of the Agreement. In connection with such request, the undersigned New Funds hereby confirm to State Street, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

(c)

Schedule A is hereby amended in its entirety and replaced with the new Schedule A attached hereto. Additionally, for the avoidance of doubt, the following Funds have ceased operations and are hereby removed from Schedule A:

UBS Select Government Capital Fund

UBS Select Treasury Capital Fund

SMA Relationship Trust Series G

SMA Relationship Trust Series S

SMA Relationship Trust Series T

(d)	Annex I to Schedule B6 is hereby amended in its entirety and replaced with the new Annex I attached hereto.

2.	Miscellaneous.

(a)     Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect.

(b)     Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Agreement.

(c)     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

THE UBS FUNDS on behalf of:

UBS US QUALITY GROWTH AT REASONABLE PRICE FUND

UBS US DIVIDEND RULER FUND

By: /s/ Joanne M. Kilkeary
Name: Joanne M. Kilkeary
Title: Vice President and Treasurer, Duly Authorized

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Vice President and Secretary, Duly Authorized

UBS SERIES FUNDS on behalf of:

UBS SELECT ESG PRIME INSTITUTIONAL FUND

UBS SELECT ESG PRIME INVESTOR FUND

UBS SELECT ESG PRIME PREFERRED FUND

LIMITED PURPOSE CASH INVESTMENT FUND

By: /s/ Joanne M. Kilkeary
Name: Joanne M. Kilkeary
Title: Vice President and Treasurer, Duly Authorized

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Vice President and Secretary, Duly Authorized

MASTER TRUST on behalf of:

ESG PRIME MASTER FUND

By: /s/ Joanne M. Kilkeary
Name: Joanne M. Kilkeary
Title: Vice President and Treasurer, Duly Authorized

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Vice President and Secretary, Duly Authorized

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrew Erickson
Name: Andrew Erickson
Title: Executive Vice President, Duly Authorized

AMENDMENT TO SERVICE AGREEMENT

SCHEDULE A

Listing of Fund(s)

PACE® Select Advisors Trust

PACE Alternative Strategies Investments

PACE Global Real Estate Securities Investments

UBS Government Money Market Investments Fund (f/k/a PACE Government Money Market Investments)

PACE High Yield Investments

PACE Intermediate Fixed Income Investments

PACE International Emerging Markets Equity Investments

PACE International Equity Investments

PACE Global Fixed Income Investments (f/k/a PACE International Fixed Income Investments)

PACE Large Co Growth Equity Investments

PACE Large Co Value Equity Investments

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Municipal Fixed Income Investments

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Value Equity Investments

PACE Strategic Fixed Income Investments

Master Trust (f/k/a Money Market Funds)

Government Master Fund

Limited Purpose Cash Investment Fund

Prime CNAV Master Fund

Prime Master Fund

Tax-Free Master Fund

Treasury Master Fund

ESG Prime Master Fund

UBS Series Funds

UBS Liquid Assets Government Fund

UBS Prime Investor Fund

UBS Prime Preferred Fund

UBS Prime Reserves Fund

UBS RMA Government Money Market Fund

UBS Select Government Institutional Fund

UBS Select Government Investor Fund

UBS Select Government Preferred Fund

UBS Select Prime Institutional Fund

UBS Select Prime Investor Fund

UBS Select Prime Preferred Fund

UBS Select Treasury Institutional Fund

UBS Select Treasury Investor Fund

UBS Select Treasury Preferred Fund

UBS Tax-Free Investor Fund

UBS Tax-Free Preferred Fund

UBS Tax-Free Reserves Fund

Limited Purpose Cash Investment Fund

UBS Select ESG Prime Preferred Fund

UBS Select ESG Prime Investor Fund

UBS Select ESG Prime Institutional Fund

UBS Ultra Short Income Fund

UBS Investment Trust (f/k/a Quantitative Allocation Fund)

UBS U.S. Allocation Fund

The UBS Funds

UBS Global Allocation Fund

UBS US Dividend Ruler Fund

UBS U.S. Sustainable Equity Fund

UBS U.S. Small Cap Growth Fund

UBS US Quality Growth At Reasonable Price Fund

UBS International Sustainable Equity Fund

UBS Dynamic Alpha Fund

UBS Municipal Bond Fund

UBS Total Return Bond Fund

UBS Emerging Market Equity Opportunity Fund

UBS Engage For Impact Fund

UBS Sustainable Development Bank Bond Fund

SMA Relationship Trust

SMA Relationship Trust Series M

AMENDMENT TO SERVICE AGREEMENT

ANNEX I TO SCHEDULE B6

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type:

PACE® SELECT ADVISORS TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
PACE Alternative Strategies Investments	Standard

PACE Global Real Estate Securities Investments

UBS Government Money Market Investments Fund

PACE High Yield Investments

PACE Intermediate Fixed Income Investments

PACE International Emerging Markets Equity Investments

PACE International Equity Investments

PACE Global Fixed Income Investments

PACE Large Co Growth Equity Investments

PACE Large Co Value Equity Investments

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Municipal Fixed Income Investments

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Value Equity Investments

PACE Strategic Fixed Income Investments

UBS SERIES FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
UBS Ultra Short Income Fund	Standard
UBS INVESTMENT TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
UBS U.S. Allocation Fund	Standard
THE UBS FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
UBS Global Allocation Fund	Standard

UBS US Dividend Ruler Fund

UBS U.S. Sustainable Equity Fund

UBS U.S. Small Cap Growth Fund

UBS US Quality Growth At Reasonable Price Fund

UBS International Sustainable Equity Fund

UBS Engage For Impact Fund

UBS Sustainable Development Bank Bond Fund

UBS Dynamic Alpha Fund

UBS Municipal Bond Fund

UBS Total Return Bond Fund

UBS Emerging Market Equity Opportunity Fund

SMA RELATIONSHIP TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
SMA Relationship Trust Series M
Standard

Form N-CEN Services
PACE® SELECT ADVISORS TRUST UBS SERIES FUNDS UBS INVESTMENT TRUST THE UBS FUNDS SMA RELATIONSHIP TRUST

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

THE UBS FUNDS on behalf of:

UBS US QUALITY GROWTH AT REASONABLE PRICE FUND

UBS US DIVIDEND RULER FUND

By: /s/ Joanne M. Kilkeary
Name: Joanne M. Kilkeary
Title: Vice President and Treasurer, Duly Authorized

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Vice President and Secretary, Duly Authorized

UBS SERIES FUNDS on behalf of:

UBS SELECT ESG PRIME INSTITUTIONAL FUND

UBS SELECT ESG PRIME INVESTOR FUND

UBS SELECT ESG PRIME PREFERRED FUND

LIMITED PURPOSE CASH INVESTMENT FUND

By: /s/ Joanne M. Kilkeary
Name: Joanne M. Kilkeary
Title: Vice President and Treasurer, Duly Authorized

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Vice President and Secretary, Duly Authorized

MASTER TRUST on behalf of:

ESG PRIME MASTER FUND

By: /s/ Joanne M. Kilkeary
Name: Joanne M. Kilkeary
Title: Vice President and Treasurer, Duly Authorized

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title: Vice President and Secretary, Duly Authorized

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrew Erickson
Name: Andrew Erickson
Title: Executive Vice President, Duly Authorized